UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 17, 2005

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets.

        On August 17, 2005, Hudson Highland Group, Inc. (the “Company”) and its subsidiary Hudson Group Holdings B.V. (“Holdings”) completed the acquisition of all of the shares of Balance Ervaring op Projectbasis B.V. (“Balance”), a leading professional temporary and contract staffing firm in the Netherlands, from Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. (collectively, the “Vendors”) pursuant to a Share Purchase Agreement (the “Purchase Agreement”), dated July 19, 2005, between the Vendors and the Company and Holdings. The Purchase Agreement provided for a payment at closing of 17.75 million euros, up to 3.0 million euros in escrow to be paid to the Vendors in 2006 based upon 2005 earnings thresholds for Balance, and additional earn-out payments of up to 4.25 million euros, based on higher earnings thresholds for Balance from 2005 through 2007. If converted at 1.2 U.S. dollars per euro, the payment at closing and the escrow amount totals $24.9 million. There is no material relationship between the Company and its affiliates and the Vendors other than the Purchase Agreement.

        A copy of the Purchase Agreement is filed as Exhibit 2.1 to this report and is incorporated by reference herein. The foregoing description of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.

Item 9.01 — Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1	Share Purchase Agreement between Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. and Hudson Group Holdings B.V. and Hudson Highland Group, Inc. regarding Balance Ervaring op Projectbasis B.V., dated July 19, 2005 [Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, dated July 19, 2005, of Hudson Highland Group, Inc. (File No. 000-50129)].*

* Certain schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.
DATE: August 17, 2005	By: /s/ Latham Williams
Latham Williams
Vice President, Legal Affairs and
Administration, Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Share Purchase Agreement between Geuzen Beheer B.V., Ecart Invest 1 B.V. and Edberg International B.V. and Hudson Group Holdings B.V. and Hudson Highland Group, Inc. regarding Balance Ervaring op Projectbasis B.V., dated July 19, 2005 [Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, dated July 19, 2005, of Hudson Highland Group, Inc. (File No. 000-50129)].*

* Certain schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

4